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                                                                   EXHIBIT 10.2




                               FIFTH AMENDMENT TO
                FIRST AMENDED AND RESTATED MANAGEMENT AGREEMENT
                      BETWEEN DEEPTECH INTERNATIONAL INC.
                           AND TATHAM OFFSHORE, INC.


         This Fifth Amendment dated as of July 1, 1997 (this "Amendment") has been executed and delivered by the undersigned for the purpose of amending the First Amended and Restated Management Agreement dated as of November 10, 1993 (the "Agreement", as amended) between DeepTech International Inc. and Tatham Offshore, Inc. Unless otherwise defined in the Amendment, all capitalized terms herein shall have the meanings ascribed to them in the Agreement.

         WHEREAS, the parties deem it to be in their mutual best interests to amend certain compensation and other provisions included in the Agreement.

         NOW, THEREFORE, the Parties hereby amend the Agreement as follows:

         1. Amendment of Subsection 3.1. Section 3.1 of the Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

                  3.1 Fee. Prior to July 1, 1993, the annual compensation due DII from TOI for services provided pursuant to this Agreement shall accrue in accordance with the original terms and conditions of the Agreement prior to any amendments. On and as of July 1, 1993 through and including October 31, 1995, the annual compensation (prorated for any portion of a year) due DII from TOI for services provided pursuant to this Agreement shall be (i) a base fee of $2,000,000.00 plus (ii) 40% of DII's Unreimbursed Overhead, if any. On and as of November 1, 1995 through and including June 30, 1996, the annual compensation (prorated for any portion of a year) due DII from TOI for services provided pursuant to this Agreement shall be 27.4% of DII's Overhead. On and as of July 1, 1996 through and including June 30, 1997, the annual compensation due DII from TOI for services provided pursuant to this Agreement shall be 24% of DII's Overhead. On and as of July 1, 1997 through the term of this Agreement, the annual compensation (prorated for any portion of a year) due DII from TOI for services provided pursuant to this Agreement shall be 26% of DII's Overhead.

         TOI shall also promptly reimburse DII with respect to amounts incurred for the direct benefit of TOI.



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         IN WITNESS WHEREOF, the Parties have executed this Amendment effective as of the date first set forth in the preamble.


DEEPTECH INTERNATIONAL INC.        TATHAM OFFSHORE, INC.



By: /s/ Donald V. Weir             By: /s/ Eric Lynn Hill
   ----------------------------       --------------------------
Donald V. Weir                     Eric Lynn Hill
Chief Financial Officer            Chief Financial Officer